Exhibit 99.1

BYLAWS

OF

E. I. DU PONT DE NEMOURS AND COMPANY

Incorporated Under The Laws of Delaware

AS REVISED EFFECTIVE ~~NOVEMBER~~ AUGUST 12, ~~2009~~2013

Exhibit 99.1

BYLAWS

ARTICLE I.
MEETING OF STOCKHOLDERS:		Page
Section 1.	Annual	~~1~~4
Section 2.	Special	~~1~~4
Section 3.	Notice	~~1~~5
Section 4.	Quorum	~~1~~5
Section 5.	Organization; Adjournment	~~1~~5
Section 6.	Voting	~~2~~6
Section 7.	Inspectors	~~2~~6
Section 8.	Advance Notice of Stockholder Nominations and Proposals	6
Section 9.	Stockholder Action by Written Consent	10

ARTICLE II.
BOARD OF DIRECTORS:
Section 1.	Number	~~2~~11
Section 2.	Term	~~3~~11
Section 3.	Increase of Number	~~3~~11
Section 4.	Resignation	~~3~~11
Section 5.	Vacancies	~~3~~11
Section 6.	Regular Meetings	~~3~~11
Section 7.	Special Meetings	~~3~~11
Section 8.	Quorum	~~3~~12
Section 9.	Place of Meeting, Etc.	~~3~~12
Section 10.	Interested Directors; Quorum	~~4~~12

ARTICLE III.
COMMITTEES OF THE BOARD:
Section 1.	Committees	~~4~~13
Section 2.	Procedure	~~5~~13
Section 3.	Reports to the Board	~~5~~13
~~Section 4.~~	~~Strategic Direction Committee~~	~~5~~
Section ~~5~~4.	Audit Committee	~~5~~13
Section ~~6~~5.	Environmental Policy Committee	~~5~~13
Section ~~7~~6.	Compensation Committee	~~5~~14
Section ~~8~~7.	Corporate Governance Committee	~~5~~14
Section ~~9~~8.	Science and Technology Committee	~~6~~14

ARTICLE IV.
OFFICE OF THE CHIEF EXECUTIVE
~~6~~14

Exhibit 99.1

ARTICLE V.
OFFICERS:		Page
Section 1.	Officers	~~6~~15
Section 2.	Chair of the Board	~~6~~15
Section 3.	Chief Executive Officer	~~7~~15
Section 4.	Executive Vice Presidents	~~7~~15
Section 5.	Vice Presidents	~~7~~15
Section 6.	Chief Financial Officer	~~7~~15
Section 7.	Treasurer	~~7~~15
Section 8.	Assistant Treasurer	~~7~~15
Section 9.	Controller	~~7~~16
Section 10.	Assistant Controller	~~7~~16
Section 11.	Secretary	~~8~~16
Section 12.	Assistant Secretary	~~8~~16
Section 13.	Removal	~~8~~16
Section 14.	Resignation	~~8~~16
Section 15.	Vacancies	~~8~~16

ARTICLE VI.
MISCELLANEOUS:
Section 1.	Indemnification of Directors or Officers	~~8~~17
Section 2.	Certificate for Shares	~~9~~17
Section 3.	Transfer of Shares	~~9~~18
Section 4.	Regulations	~~10~~18
Section 5.	Record Date of Stockholders	~~10~~18
Section 6.	Corporate Seal	~~10~~18
Section 7.	Forum for Adjudication of Certain Disputes	19

ARTICLE VII.
AMENDMENTS
~~10~~19

Exhibit 99.1

BYLAWS
OF
E. I. DU PONT DE NEMOURS AND COMPANY

ARTICLE I.
MEETING OF STOCKHOLDERS

SECTION 1. Annual. Meetings of the stockholders for the purpose of electing Directors, and transacting such other proper business as may be brought before the meeting, shall be held annually at such date, time and place, within or without the State of Delaware as may be designated by the Board of Directors (“Board”).

SECTION 2. Special. Special meetings of the stockholders may be called by the Board and shall be called by the Secretary at the request in writing of the holders of record of at least twenty-five percent of the outstanding stock of the ~~corporation entitled to vote.~~ Company entitled to vote. A request to the Secretary shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth, for each stockholder requesting the meeting, the information required to be in a stockholder's notice pursuant to Section 8(b), Section 8(c) or Section 8(e) of this Article I, as applicable.

The special meeting shall be held not more than ninety (90) days after a proper request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if (1) the business proposed to be brought before the special meeting by stockholders is not a proper subject for stockholder action under applicable law or (2) the Board has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the request. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are un-revoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board, in its discretion, may cancel the special meeting.

Business transacted at all special meetings shall be limited to the matters stated in the Company's notice of special meeting. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the request for the special meeting; provided, however, that nothing herein shall prohibit the Board from submitting additional matters to stockholders at any such special meeting.

Special meetings shall be held within or without the State of Delaware, as the Board shall designate.

SECTION 3. Notice. Written notice of each meeting of stockholders, stating the place, date and hour of the meeting, and the purpose or purposes thereof, shall be mailed not less than ten nor more than sixty days before the date of such meeting to each stockholder entitled to vote thereat.

SECTION 4. Quorum. Unless otherwise provided by statute, the holders of shares of stock entitled to cast a majority of votes at a meeting, present either in person or by proxy, shall constitute a quorum at such meeting.

Absence of a quorum of the holders of Common Stock or Preferred Stock at any meeting or adjournment thereof, at which under the Certificate of Incorporation the holders of Preferred Stock have the right to elect any Directors, shall not prevent the election of Directors by the other class of stockholders entitled to elect Directors as a class if the necessary quorum of stockholders of such other class shall be present in person or by proxy.

Exhibit 99.1

SECTION 5. Organization; Adjournment. The Chair of the Board (“Chair”) shall preside at meetings of stockholders. The Secretary of the Company shall act as Secretary of all meetings of the stockholders, but in the absence of the Secretary the presiding officer may appoint a Secretary of the meeting. The order of business for such meetings shall be determined by the Chair. The Chair shall have the power to adjourn any meeting of the stockholders from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 6. Voting. Each stockholder entitled to vote at any meeting shall be entitled to one vote for each share held of record, in person, by written proxy or by any permissible means of electronic transmission, provided that such electronic transmission must either contain, or be submitted with, information from which it can be determined that it was authorized by the stockholder. Upon the demand of any stockholder, such stockholder shall be entitled to vote by ballot. Except as otherwise provided by law or by the Certificate of Incorporation:

(a) each director shall be elected by the vote of a majority of the votes cast with respect to that director's election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of the stockholders for which the Secretary of the Company receives a notice ~~or otherwise becomes aware~~ in accordance with these Bylaws that a stockholder has nominated a person for election to the Board at any time prior to any meeting of stockholders or at such meeting. For purposes of this Section 6, a majority of the votes cast shall mean that the number of votes cast “for” a director's election exceeds the number of votes cast “against” that director's election. Abstentions and broker non-votes are not counted as votes cast either “for” or “against” a director's election; and

(b)
whenever any corporate action other than the election of directors is to be taken, it shall be decided by a plurality ~~vote~~ of the votes cast, except as otherwise required by statute. Abstentions and broker non-votes are not counted as votes cast.

SECTION 7. Inspector(s). At each meeting of the stockholders the Inspector(s) shall, among other things, ascertain the number of shares outstanding and the voting power of each; determined the shares represented at the meeting and the validity of proxies and ballots; count all votes and ballots; and certify their determination of the number of shares represented and their count of all votes and ballots. If three or more Inspectors are appointed, a majority of those appointed shall have power to make a decision. Each such Inspector shall be appointed by the Board before the meeting, or in default thereof, by the presiding officer at the meeting, and shall be sworn to the faithful performance of their duties. If any Inspector previously appointed shall fail to attend or refuse or be unable to serve, a substitute shall be appointed by the presiding officer.

SECTION 8. Advance Notice of Stockholder Nominations and Proposals.

(a)    Timely Notice. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the Board or any committee thereof, or (iii) otherwise properly brought before an annual meeting by a stockholder who: (A) is a stockholder of record of the Company at the time such notice of meeting is delivered and at the time the notice required hereunder is delivered to the Secretary; (B) is entitled to vote at the meeting; and (C) complies with the notice procedures and disclosure requirements set forth in this Section 8. In addition, any proposal of business (other than the nomination of persons for election to the Board) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the "Proposing Stockholder") must have given timely notice thereof pursuant to this Section 8(a) or Section 8(c) below, as applicable, in writing to the Secretary of the Company even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board. To be timely, a Proposing Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day that is within 30 days before or after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of stockholders,

Exhibit 99.1

the close of business on the tenth (10th) day following the date of Public Disclosure of the date of such meeting. In no event shall any adjournment or postponement of an annual meeting, or the Public Disclosure thereof, commence a new notice time period (or extend any notice time period).

(b)    Stockholder Nominations. For the nomination of any person or persons for election to the Board whether at an annual meeting or a properly called special meeting of stockholders, a Proposing Stockholder's notice to the Secretary of the Company shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) (A) the number of shares of capital stock of the Company which are owned of record and beneficially by each such nominee and any affiliates or associates of such nominee (if any) and (B) a description of any agreement, arrangement or understanding of the type described in clause (vi)(D) of this section, but as it relates to each such nominee rather than the Proposing Stockholder, (iv) (A) if any such nominee is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Company, or has received any compensation or other payment from any person or entity other than the Company, in each case in connection with candidacy or service as a director of the Company, a detailed description of such agreement, arrangement or understanding and its terms or of any such compensation received and (B) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected and a representation by the nominee to the effect that, if elected, the nominee will agree to and abide by all policies of the Board as may be in place at any time and from time to time, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Company's books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Company which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder's notice, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder's notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Company, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve the election of the nominee and/or otherwise to solicit proxies from stockholders in support of such election and (G) and, with respect to (B), (C) and (D) above, a representation that the Proposing Stockholder will promptly notify the Company in writing of the same as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

(c)    Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder's notice to the Secretary of the Company shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting or properly called special meeting, as the case may be: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (iii) a description of all agreements, arrangements, or understandings between or among such Proposing Stockholder, or any affiliates or associates of such Proposing Stockholder, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such

Exhibit 99.1

Proposing Stockholder or any affiliates or associates of such Proposing Stockholder, in such business, including any anticipated benefit therefrom to such Proposing Stockholder, or any affiliates or associates of such Proposing Stockholder and (iv) the information required by Section 8(b)(vi) above.

(d)    Proxy Rules. The foregoing notice requirements of Section 8(c) shall be deemed satisfied by a stockholder with respect to inclusion in the proxy statement referenced below of a proposal with respect to business other than a nomination if the stockholder has notified the Company of his, her or its intention to present such proposal at an annual meeting in compliance with Rule 14(a)-8 of the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting.

(e)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (x) by or at the direction of the Board or any committee thereof (or stockholders pursuant to Section 2 above) or (y) provided that the Board (or stockholders pursuant to Section 2 above) has determined that directors shall be elected at such meeting, by any stockholder of the Company who is a stockholder of record at the time the notice provided for in this Section 8 is delivered to the Secretary of the Company, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 8. In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company's notice of meeting, if the stockholder's notice required by this Section 8 shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or Public Disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall any adjournment or postponement of a special meeting, or the Public Disclosure thereof, commence a new time period (or extend any notice time period).

(f)    Effect of Noncompliance. Notwithstanding anything in these By-laws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting or special meeting except in accordance with the procedures set forth in this Section 8, and (ii) unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or special meeting pursuant to this Section 8 does not provide the information required under this Section 8 to the Company in accordance with the applicable timing requirements set forth in these Bylaws, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Company.

(g)    For purposes of this Section 8:

"Exchange Act" the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Public Disclosure" a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

SECTION 9. Stockholder Action by Written Consent. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board to fix a record date. The Board shall have the right, within ten (10) days after the date on which such a request is received, to adopt a resolution fixing the record date, which date shall be not more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, such record date shall be determined as set forth in Section 213(b) of the General Corporation Law of Delaware.

Exhibit 99.1

ARTICLE II.
BOARD OF DIRECTORS

SECTION 1. Number. The business and affairs of the Company shall be under the direction of the Board. The number of Directors, which shall not be less than ten, shall be determined from time to time by the vote of two-thirds of the whole Board.

SECTION 2. Term. Each Director shall hold office until the next annual election of Directors and until the Director's successor is elected and qualified.

SECTION 3. Increase of Number. In case of any increase in the number of Directors between Annual Meetings of Stockholders, each additional Director shall be elected by the vote of two-thirds of the whole Board.

SECTION 4. Resignation. A director may resign at any time by giving written notice to the Chair or the Secretary. The acceptance thereof shall not be necessary to make it effective; and such resignation shall take effect at the time specified therein or, in the absence of such specification, it shall take effect upon the receipt thereof.

SECTION 5. Vacancies. In case of any vacancy in the Board for any cause, the remaining Directors, by vote of majority of the whole board, may elect a successor to hold office for the unexpired term of the Director whose place is vacant.

SECTION 6. Regular Meetings. Regular meetings of the Board shall be held at such times as the Board may designate. A notice of each regular meeting shall not be required.

SECTION 7. Special Meetings. Special meetings of the Board shall be held whenever called by the direction of the Chair, ~~or of one third~~ Lead Director or a majority of the Directors.

The Secretary shall give notice of such special meetings by mailing the same at least two days before the meeting, or by telegraphing the same at least one day before the meeting to each Director; but such notice may be waived by any Director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every Director shall be present, any business may be transacted, irrespective of notice.

SECTION 8. Quorum. One-third of the Board shall constitute a quorum. If there be less than a quorum present at any meeting, a majority of those present may adjourn the meeting from time to time.

Except as otherwise provided by law, the Certificate of Incorporation, or by these Bylaws, the affirmative vote of a majority of the Directors present at any meeting at which there is quorum shall be necessary for the passage of any resolution.

SECTION 9. Place of Meeting, Etc. The Directors shall hold the meetings, and may have an office or offices in such place or places within or outside the State of Delaware as the Board from time to time may determine.

Exhibit 99.1

SECTION 10. Interested Directors; Quorum

1)
No contract or other transaction between the Company and one or more of its Directors, or between the Company and any other corporation, partnership, association, or other organization in which one or more of the Directors of the Company is a Director or officer, or has a financial interest, shall be void or voidable, because the Director is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because such Director's vote is counted for such purpose, if:

a)
the material facts as to such Director's relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

b)
the material facts as to such Director's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

c)	the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board, a committee thereof, or the stockholders; and

2)	Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE III.
COMMITTEES OF THE BOARD

SECTION 1. Committees. The Board shall by the affirmative vote of a majority of the whole Board, elect from the Directors ~~a Strategic Direction Committee,~~ an Audit Committee, an Environmental Policy Committee, a Compensation Committee, a Corporate Governance Committee and a Science and Technology Committee, and may, by resolution passed by a majority of the whole Board, designate one or more additional committees, each committee to consist of one or more Directors. The Board shall designate for each of these committees a Chairman, and, if desired, a Vice Chairman, who shall continue as such during the pleasure of the Board. The number of members of each committee shall be determined from time to time by the Board.

SECTION 2. Procedure. Each Committee shall fix its own rules of procedure and shall meet where and as provided by such rules. A majority of a committee shall constitute a quorum. In the absence or disqualification of a member of any committee, the members of such committee present at any meeting, and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

SECTION 3. Reports To The Board. Each Committee shall keep regular minutes of its proceedings and shall periodically report to the Board summaries of the Committee's significant completed actions and such other matters as requested by the Board.

SECTION 4. ~~Strategic Direction Committee. The Strategic Direction Committee shall review the Company's strategic direction and overall objectives and shall have such powers and perform such duties as may be assigned to it from time to time by the Board.~~

~~SECTION 5.~~ Audit Committee. The Audit Committee shall employ an independent registered public accounting firm, subject to stockholder ratification at each annual meeting, review the adequacy of internal controls and the accounting principles employed in financial reporting, and shall have such power and perform such duties as may be assigned to it from time to time by the Board. None of the Members of the Audit Committee shall be an officer or employee of the Company or its subsidiaries.

Exhibit 99.1

SECTION ~~6~~5. Environmental Policy Committee. The Environmental Policy Committee shall review the Company's environmental policies and practices and shall have such powers and perform such duties as may be assigned to it from time to time by the Board.

SECTION ~~7~~6. Compensation Committee. The Compensation Committee shall have the power and authority vested in it by the Compensation Plans of the Company and shall have such powers and perform such duties as may be assigned to it from time to time by the Board. None of the members of the Compensation Committee shall be an officer or employee of the Company or its subsidiaries.

SECTION ~~8~~7. Corporate Governance Committee. The Corporate Governance Committee shall recommend to the Board nominees for election as directors of the Company. The Committee shall also have responsibility for reviewing and making recommendations to the Board related to matters on corporate governance and shall have such powers and perform such duties as may be assigned to it from time to time by the Board. None of the members of the Corporate Governance Committee shall be an officer or employee of the Company or its subsidiaries.

SECTION ~~9~~8. Science and Technology Committee. The Science and Technology Committee shall monitor the state of science and technology capabilities within the Company and oversee the development of key technologies essential to the long-term success of the Company. The Committee shall also review the evolution of science and technology external to the Company for potential application within the Company.

ARTICLE IV.
OFFICE OF THE CHIEF EXECUTIVE

The Board shall elect an Office of the Chief Executive whose members shall include such officers as may be designated by the Board. The Office of the Chief Executive shall have responsibility for the strategic direction and operations of all the businesses of the Company and shall have such powers and perform such duties as may be assigned to it from time to time by the Board.

All significant completed actions by the Office of the Chief Executive shall be reported to the Board at the next succeeding Board meeting, or at its meeting held in the month following the taking of such action.

ARTICLE V.
OFFICERS

SECTION 1. Officers. The Board shall appoint at least the following officers of the Company: a Chair of the Board, a Chief Executive Officer, one or more Executive Vice Presidents, a Chief Financial Officer, a Treasurer and a Secretary.

The Board and the Office of the Chief Executive, may appoint such other officers as they deem necessary, who shall have such authority and shall perform such duties as may be prescribed, respectively, by the Board or the Office of the Chief Executive.

SECTION 2. Chair of the Board. The Chair of the Board shall preside at all meetings of the stockholders and of the Board. The Chair may sign and execute all authorized bonds, contracts or other obligations, in the name of the Company, and with the Treasurer may sign all certificates of the shares in the capital stock of the Company.

SECTION 3. Chief Executive Officer. The office of Chief Executive Officer will normally be vested in the Chair, provided however, that the office of Chief Executive Officer may be established independent of the Chair at the discretion of the Board. The Chief Executive Officer, subject to the Board and the Office of the Chief Executive, shall have general charge of the business and affairs of the Company.

SECTION 4. Executive Vice Presidents. Each Executive Vice President shall have such powers and perform such duties as may be assigned to such Executive Vice President by the Board or the Office of the Chief Executive.

Exhibit 99.1

SECTION 5. Vice Presidents. The Board or the Office of the Chief Executive may appoint one or more Vice Presidents. Each Vice President shall have such title, powers and duties as may be assigned to such Vice President by the Board or the Office of the Chief Executive.

SECTION 6. Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Company and shall have such powers and perform such duties as may be assigned to such Chief Financial Officer by the Board or the Office of the Chief Executive.

SECTION 7. Treasurer. Under the general direction of the Chief Financial Officer, the Treasurer shall have such powers and perform such duties as may be assigned to such Treasurer by the Board or the Office of the Chief Executive.

SECTION 8. Assistant Treasurer. The Board or the Office of the Chief Executive may appoint one or more Assistant Treasurers. Each Assistant Treasurer shall have such powers and shall perform such duties as may be assigned to such Assistant Treasurer by the Board or the Office of the Chief Executive.

SECTION 9. Controller. The Board may appoint a Controller. Under the general direction of the Chief Financial Officer, the Controller shall have such powers and perform such duties as may be assigned to such Controller by the Board or the Office of the Chief Executive.

SECTION 10. Assistant Controller. The Board or the Office of the Chief Executive may appoint one or more Assistant Controllers. Each Assistant Controller shall have such powers and shall perform such duties as may be assigned to such Assistant Controller by the Board or the Office of the Chief Executive.

SECTION 11. Secretary. The Secretary shall keep the minutes of all the meetings of the Board and the minutes of all the meetings of the stockholders; the Secretary shall attend to the giving and serving of all notices of meetings as required by law or these Bylaws; the Secretary shall affix the seal of the Company to any instruments when so required; and the Secretary shall in general perform all the corporate duties incident to the office of Secretary, subject to the control of the Board or the Chair, and such other duties as may be assigned to the Secretary by the Board or the Chair.

SECTION 12. Assistant Secretary. The Board or the Office of the Chief Executive may appoint one or more Assistant Secretaries. Each Assistant Secretary shall have such powers and shall perform such duties as may be assigned to such Assistant Secretary by the Board or the Chair; and such Assistant Secretary shall affix the seal of the Company to any instruments when so required.

SECTION 13. Removal. All officers may be removed or suspended at any time by the vote of the majority of the whole Board. All officers, agents and employees, other than officers elected or appointed by the Board, may be suspended or removed by the committee or by the officer appointing them.

SECTION 14. Resignation. Any officer may resign at any time by giving written notice to the Chair or the Secretary. Unless otherwise stated in such notice of resignation, the acceptance thereof shall not be necessary to make it effective; and such resignation shall take effect at the time specified therein or, in the absence of such specification, it shall take effect upon the receipt thereof.

SECTION 15. Vacancies. A vacancy in any office shall be filled in the same manner as provided for election or appointment to such office.

Exhibit 99.1

ARTICLE VI.
MISCELLANEOUS

SECTION 1. Indemnification of Directors or Officers. Each person who is or was a Director or officer of the Company (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Company as of right to the full extent permitted by the General Corporation Law of Delaware against any liability, cost or expense asserted against such Director or officer and incurred by such Director or officer by reason of the fact that such person is or was a Director or officer. The right to indemnification conferred by this Section shall include the right to be paid by the Company the expenses incurred in defending in any action, suit or proceeding in advance of its final disposition, subject to the receipt by the Company of such undertakings as might be required of an indemnitee by the General Corporation Law of Delaware.

In any action by an indemnitee to enforce a right to indemnification hereunder or by the Company to recover advances made hereunder, the burden of proving that the indemnitee is not entitled to be indemnified shall be on the Company. In such an action, neither the failure of the Company (including its Board, independent legal counsel or stockholders) to have made a determination that indemnification is proper, nor a determination by the Company that indemnification is improper, shall create a presumption that the indemnitee is not entitled to be indemnified or, in the case of such an action brought by the indemnitee, be a defense thereto. If successful in whole or in part in such an action, an indemnitee shall be entitled to be paid also the expense of prosecuting or defending same. The Company may, but shall not be obligated to, maintain insurance at its expense, to protect itself and any such person against any such liability, cost or expense.

SECTION 2. Certificate for Shares. The shares of the capital stock of the Company shall be represented by certificates unless the Company provides by appropriate action that some or all of any or all classes or series of the Company's stock shall be uncertificated. Notwithstanding the Company's taking such action, to the extent required by law, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to a certificate representing the number of shares in the Company owned by such stockholder in such form, not inconsistent with the Certificate of Incorporation, as shall be prescribed by the Board. Certificates representing shares of the capital stock of the Company shall be signed by the Chair or an Executive Vice President and the Treasurer, Secretary or an Assistant Secretary. Any or all signatures on the certificate, including those of the Transfer Agent and Registrar, may be facsimile.

The name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Company's books.

All certificates surrendered to the Company shall be cancelled, and no new certificates shall be issued until the former certificate for the same number of shares of the same class shall have been surrendered and cancelled, except that the Board may determine, from time to time, the conditions and provisions on which new certificates may be used in substitution of any certificates that may have been lost, stolen or destroyed.

SECTION 3. Transfer of Shares. Shares in the capital stock of the Company shall be transferred by the record holder thereof, in person, or by any such person's attorney upon surrender and cancellation of certificates for a like number of shares.

SECTION 4. Regulations. The Board also may make rules and regulations concerning the issue, transfer and registration of certificates for shares of the capital stock of the Company.

The Board may appoint one or more transfer agents and one or more registrars of transfers, and may require all stock certificates to bear the signature of a transfer agent and a registrar of transfer.

SECTION 5. Record Date of Stockholders. The Board may fix in advance a date, not exceeding sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights,

Exhibit 99.1

or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive any such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Company after such record date fixed as aforesaid.

SECTION 6. Corporate Seal. The seal of the Company shall be circular in form, containing the words “E. I. DU PONT DE NEMOURS AND CO.” and “DELAWARE” on the circumference, surrounding the words “FOUNDED” and “SEAL,” and the date “1802.”

The seal shall be in the custody of the Secretary. A duplicate of the seal may be kept and used by the Chief Financial Officer, any Vice President - DuPont Finance, the Treasurer, or by any Assistant Secretary or Assistant Treasurer.

SECTION 7. Forum for Adjudication of Certain Disputes. Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 7 of Article VI. Failure to enforce the foregoing provisions would cause the Company irreparable harm and the Company shall be entitled to equitable relief, including injunction and specific performance, to enforce the foregoing provisions.

ARTICLE VII.
AMENDMENTS

The Board shall have the power to adopt, amend and repeal the Bylaws of the Company, by a vote of the majority of the whole Board, at any regular or special meeting of the Board, provided that notice of intention to adopt, amend or repeal the Bylaws in whole or in part shall have been given at the next preceding meeting, or, without any such notice, by the vote of two-thirds of the whole Board.